SUMMARY PROSPECTUS May 1, 2012

AllianceBernstein Variable Products Series Fund, Inc.

Dynamic Asset Allocation Portfolio—Class A

Before you invest, you may want to review the Portfolio’s Prospectus, which contains more information about the Portfolio and its risks. The Portfolio’s Prospectus and Statement of Additional Information, both dated May 1, 2012, are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the Portfolio’s Prospectus and other information about the Portfolio, go to http://www.alliancebernstein.com/links/variable, email a request to prorequest@alliancebernstein.com, call (800) 227-4618, or ask any insurance company that offers shares of the Portfolio.

INVESTMENT OBJECTIVE

The Portfolio’s investment objective is to maximize total return consistent with the Adviser’s determination of reasonable risk.

FEES AND EXPENSES OF THE PORTFOLIO

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The operating expenses information below is designed to assist Contractholders of variable products that invest in the Portfolio in understanding the fees and expenses that they may pay as an investor. Because the information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract, Contractholders that invest in the Portfolio should refer to the variable contract prospectus for a description of fees and expenses that apply to Contractholders. Inclusion of these charges would increase the fees and expenses provided below.

Shareholder Fees (fees paid directly from your investment)

N/A

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	.70%
Other Expenses	1.83%
Acquired Fund Fees and Expenses	.03%

Total Portfolio Operating Expenses Before Fee Waiver and Expense Reimbursement	2.56%

Fee Waiver and Expense Reimbursement (a)	(1.68)%

Total Portfolio Operating Expenses After Fee Waiver and Expense Reimbursement	.88%

(a)	The Adviser has agreed to waive its management fees and to bear expenses of the Portfolio through May 1, 2013, to the extent necessary to prevent total Portfolio operating expenses, on an annualized basis, from exceeding .85%, excluding any acquired fund fees and expenses. The fees waived and expenses borne by the Adviser from April 1, 2011 through April 1, 2012 may be reimbursed by the Portfolio until April 1, 2014. No reimbursement payment will be made that would cause the Portfolio’s total annualized operating expenses to exceed the net expenses reflected in the table or cause the total of the payments to exceed the Portfolio’s total initial offering expenses.

Examples

The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Portfolio’s operating expenses stay the same and that the fee waiver is in effect only the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

After 1 Year	$90
After 3 Years	$636
After 5 Years	$1,209
After 10 Years	$2,769

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 68% of the average value of its portfolio.

PRINCIPAL STRATEGIES

The Portfolio invests in a globally diversified portfolio of equity and debt securities and other financial instruments, and expects to enter into derivatives transactions, such as options, futures, forwards, or swaps to achieve market exposure. The Portfolio’s neutral weighting, from which it will make its tactical asset allocations, is 60% equity exposure and 40% debt exposure. Within these broad components, the Portfolio may invest in any type of security, including common and preferred stocks, warrants and convertible securities, government and corporate fixed-income securities, commodities, currencies, real estate-related securities and inflation-protected securities. The Portfolio may invest in U.S., non-U.S. and emerging market issuers. The Portfolio may invest in securities of companies across the capitalization spectrum, including smaller capitalization companies. The Portfolio expects its investments in fixed-income securities to have a broad range of maturities and quality levels. The Portfolio is expected to be highly diversified across industries, sectors and countries, and will choose its positions from several market indices worldwide in a manner that is intended to track the performance (before fees and expenses) of those indices.

The Adviser will continuously monitor the risks presented by the Portfolio’s asset allocation and may make frequent adjustments to the Portfolio’s exposures to different asset classes. Using its proprietary Dynamic Asset Allocation techniques, the Adviser will adjust the Portfolio’s exposure to the equity and debt markets, and to segments within those markets, in response to the Adviser’s assessment of the relative risks and returns of those segments. For example, when the Adviser determines that equity market volatility is particularly low and that, therefore, the equity markets present reasonable return opportunities, the Adviser may increase the Portfolio’s equity exposure to as much as 80%. Conversely, when the Adviser determines that the risks in the equity markets are disproportionately greater than the potential returns offered, the Adviser may reduce the Portfolio’s equity exposure significantly below the target percentage or may even decide to eliminate equity exposure altogether by increasing the Portfolio’s fixed-income exposure to 100%. This investment strategy is intended to reduce the Portfolio’s overall investment risk, but may at times result in the Portfolio underperforming the markets.

The Portfolio expects to utilize derivatives, such as futures, forwards and swaps, and to invest in exchange-traded funds (“ETFs”) to a significant extent. Derivatives and ETFs may provide more efficient and economical exposure to market segments than direct investments, and may also be a quicker and more efficient way to alter the Portfolio’s exposure than buying and selling direct investments. As a result, the Adviser expects to use derivatives and ETFs as the primary tool for adjusting the Portfolio’s expense levels from its neutral weighting. In determining when and to what extent to enter into derivative transactions or to invest in ETFs, the Adviser will consider factors such as the relative risks and returns expected of potential investments and the cost of such transactions. Derivatives may also be used for hedging purposes, including to hedge against interest rate, credit and currency fluctuations. The Adviser will consider the impact of derivatives in making its assessment of the Portfolio’s risks.

Currency exchange rate fluctuations can have a dramatic impact on returns, significantly adding to returns in some years and greatly diminishing them in others. To the extent that the Portfolio invests in non-U.S. Dollar-denominated investments, the Adviser will integrate the risks of foreign currency exposures into its investment and asset allocation decision making. The Adviser may seek to hedge all or a portion of the currency exposure resulting from the Portfolio’s investments. The Adviser may also seek investment opportunities through currencies and currency-related derivatives.

PRINCIPAL RISKS

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Market Risk: The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

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Interest Rate Risk: Changes in interest rates will affect the value of the Portfolio’s investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

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Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

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Allocation Risk: The allocation of investments among different global asset classes may have a significant effect on the Portfolio’s net asset value when one of these asset classes is performing more poorly than others. As both the direct investments and derivative positions will be periodically adjusted to reflect the Adviser’s view of market and economic conditions, there will be transaction costs which may be, over time, significant. In addition, there is a risk that certain asset allocation decisions may not achieve the desired results and, as a result, the Portfolio may incur significant losses.

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Foreign (Non-U.S.) Risk: The Portfolio’s investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

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Emerging Market Risk: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

•	Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

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Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

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Leverage Risk: When the Portfolio borrows money or otherwise leverages its portfolio, it may be more volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase agreements, forward commitments, or by borrowing money.

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Liquidity Risk: Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

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Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

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Real Estate Risk: The Portfolio’s investments in real estate securities have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in real estate investment trusts, or REITs, may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in taxes.

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Commodity Risk: Investing in commodities and commodity-linked derivative instruments may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

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Management Risk: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION

No performance information is provided for the Portfolio because it has not been in operation for a full calendar year.

INVESTMENT ADVISER

AllianceBernstein L.P. is the investment adviser for the Portfolio.

PORTFOLIO MANAGERS

The following table lists the persons responsible for day-to-day management of the Portfolio’s portfolio:

Employee	Length of Service	Title
Daniel J. Loewy	Since 2011	Senior Vice President of the Adviser

Seth J. Masters	Since 2011	Senior Vice President of the Adviser

PURCHASE AND SALE OF PORTFOLIO SHARES

The Portfolio offers its shares through the separate accounts of life insurance companies (“Insurers”). You may only purchase and sell shares through these separate accounts. See the prospectus of the separate account of the participating insurance company for information on the purchase and sale of the Portfolio’s shares.

TAX INFORMATION

The Portfolio may pay income dividends or make capital gains distributions. The income and capital gains distributions are expected to be made in shares of the Portfolio. See the prospectus of the separate account of the participating insurance company for federal income tax information.

PAYMENTS TO INSURERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Portfolio through an Insurer or other financial intermediary, the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the Insurer or other financial intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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